Asset Retirement Obligation	12 Months Ended
Dec. 31, 2019
Asset Retirement Obligation Disclosure [Abstract]
ASSET RETIREMENT OBLIGATION

NOTE 13 –ASSET RETIREMENT OBLIGATION

Changes in the asset retirement obligation for the years ended December 31, 2019 and 2018 are as follows:

	December 31, 2019	December 31, 2018
Asset retirement obligation, beginning of period	$792,747	$1,046,621
Reduction in liability due to transfer of Cactus Mill property	(40,802)	-
Changes to estimated costs and timing to reclaim	-	(334,342)
Accretion expense	74,692	80,468
Asset retirement obligation, end of period	$826,637	$792,747

During the year ended December 31, 2019, the Cactus Mill property was returned to Clifton as part of the terms of the Amended Lease (Note 7). The net asset retirement cost of $17,120 and obligation of $40,802 relating to the Cactus Mill property were eliminated resulting in a gain on settlement of asset retirement obligation of $20,451 recognized in general and administrative expense in the statement of operations.

In the fourth quarter of 2018, the Company updated the asset retirement obligation to reflect a plan for reclamation and closure of the mine at the end of its life having estimated undiscounted costs of approximately $1,369,115, an increase of $30,586 from the $1,338,529 in the previous plan. However, the asset retirement asset and obligation decreased by $334,342 as a result of a change in the estimated timing of costs and the impact of discounting the costs to present value. The estimated reclamation costs were discounted using credit adjusted, risk-free interest rate of 10% from the time we incurred the obligation to the time we expect to pay the retirement obligation.